Exhibit 99.1

Boot Barn Holdings, Inc. Appoints Chris Bruzzo to Its Board of Directors

IRVINE, California – April 16, 2021— Boot Barn Holdings, Inc. (the “Company”) (NYSE: BOOT) today announced that Chris Bruzzo, Executive Vice President, Marketing, Commercial and Positive Play of Electronic Arts, has been appointed to its Board of Directors. With his appointment, the Board now consists of nine directors.

“I am very excited to welcome Chris to the Board of Directors. Chris has extensive knowledge in marketing, brand management, digital strategy and communications. He holds a leadership position at Electronic Arts, and has held previous roles at Starbucks and Amazon.com, all companies known for outstanding brand awareness. His background and expertise will be a wonderful addition to the Board and will help Boot Barn further extend its reach across the western and work industry,” commented Jim Conroy, Chief Executive Officer.

Mr. Bruzzo currently serves as the Executive Vice President, Marketing, Commercial and Positive Play of Electronic Arts. Mr. Bruzzo has more than 15 years of experience working for global consumer brands. Amongst other roles, he previously served as the Senior Vice President, Channel Brand Management for Starbucks Corporation, Vice President, Marketing and Public Relations for Amazon.com Inc., and Assistant Vice President, Communications for Regence Blue Shield. Mr. Bruzzo currently serves on the Board of Directors of Clif Bar & Company. Mr. Bruzzo is also the executive sponsor and advocate for Somos EA, Electronic Arts’ Latinx employee resource group, and is a member of the Latino Corporate Directors Association.

About Boot Barn

Boot Barn is the nation’s leading lifestyle retailer of western and work-related footwear, apparel and accessories for men, women and children. The Company offers its loyal customer base a wide selection of work and lifestyle brands. As of the date of this release, Boot Barn operates 273 stores in 36 states, in addition to an e-commerce channel www.bootbarn.com. The Company also operates www.sheplers.com, the nation’s leading pure play online western and work retailer and www.countryoutfitter.com, an e-commerce site selling to customers who live a country lifestyle. For more information, call 888-Boot-Barn or visit www.bootbarn.com.

Forward Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements refer to our current expectations and projections relating to, by way of example and without limitation, our financial condition, liquidity, profitability, results of operations, margins, plans, objectives, strategies, future performance, business and industry. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate", "estimate", "expect", "project", "plan“, "intend", "believe", “may”, “might”, “will”, “could”, “should”, “can have”, “likely”, “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this press release, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the effect of COVID-19 on our business operations, growth strategies, store traffic, employee availability, financial condition, liquidity and cash flow; decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences; the Company’s ability to effectively execute on its growth strategy; and the Company’s failure to maintain and enhance its strong brand image, to compete effectively, to maintain good relationships with its key suppliers, and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this press release after the date of this press release.

Investor Contact:
ICR, Inc.

Brendon Frey, 203-682-8216

BootBarnIR@icrinc.com

or

Media Contact:
Boot Barn Holdings, Inc.

Jim Watkins, 949-453-4428

Senior Vice President, Finance & Investor Relations

BootBarnIRMedia@bootbarn.com